SECURITY AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): May 5, 2005

THE TJX COMPANIES, INC.

(Exact name of Registrant as specified in charter)

DELAWARE	1-4908	44-2207613

(State or other jurisdiction	(Common File	(I.R.S. employer
of incorporation)	Number)	identification No.)

770 Cochituate Road, Framingham, MA 01701
(Address of Principal Executive Offices) (Zip Code)

(508) 390-1000
Registrant’s Telephone Number (including area code)

N/A
(Former name or former address,
if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.
ITEM 1.02. TERMINATION OF A MATERIAL DEFINITIVE AGREEMENT.
ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS
SIGNATURES
EXHIBIT INDEX
EX-10.1 4-YEAR REVOLVING CREDIT AGREEMENT
EX-10.2 5-YEAR REVOLVING CREDIT AGREEMENT

ITEM 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

     On May 5, 2005 The TJX Companies, Inc. entered into a $500 million unsecured four-year revolving credit agreement and a $500 million unsecured five-year revolving credit agreement with various financial institutions as lenders, including Bank of America, N.A., as administrative agent, JPMorgan Chase Bank and The Bank of New York, as syndication agents, and Citizens Bank of Massachusetts, KeyBank National Association and Union Bank of California, N.A., as documentation agents. Interest on borrowings under each of the Credit Agreements is payable at TJX’s option either at (a) the Eurodollar rate plus a margin ranging from .135% to .84% depending on TJX's credit rating or (b) the higher of the administrative agent’s prime rate or the sum of the Federal Funds Effective Rate plus .50%. The Credit Agreements each contains restrictive covenants, including a maximum consolidated leverage ratio. The full text of the Credit Agreements is attached as Exhibit 10.1 and 10.2 to this Current Report on Form 8-K.

ITEM 1.02. TERMINATION OF A MATERIAL DEFINITIVE AGREEMENT.

     Simultaneously with the execution of the Credit Agreements, TJX’s existing 364-Day Revolving Credit Agreement and 5-Year Revolving Credit Agreement, each dated as of March 26, 2002, as amended, and scheduled to expire in July 2005 and March 2007, respectively, were terminated. A description of the material terms and conditions of the 364-Day Revolving Credit Agreement and the 5-Year Revolving Credit Agreement is included under the section entitled “Management’s Discussion and Analysis of Financial Condition and Results of Operation – Liquidity and Capital Resources – Financing Activities” in TJX’s Annual Report on Form 10-K for the fiscal year ended January 29, 2005 and is incorporated herein by reference.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

(c)	The following exhibits are filed herewith:

Exhibit Number	Title

10.1	4-Year Revolving Credit Agreement dated May 5, 2005 among various financial institutions as lenders, including Bank of America, N.A., JPMorgan Chase Bank, National Association, The Bank of New York, Citizens Bank of Massachusetts, KeyBank National Association and Union Bank of California, N.A., as co-agents, and TJX.

10.2	5-Year Revolving Credit Agreement dated May 5, 2005 among various financial institutions as lenders, including Bank of America, N.A., JPMorgan Chase Bank, National Association, The Bank of New York, Citizens Bank of Massachusetts, KeyBank National Association and Union Bank of California, N.A., as co-agents, and TJX.

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SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

THE TJX COMPANIES, INC.
/s/ Jeffrey G. Naylor
Jeffrey G. Naylor
Senior Executive Vice President and Chief Financial Officer

Dated: May 6, 2005

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EXHIBIT INDEX

Exhibit Number	Description

10.1	4-Year Revolving Credit Agreement dated May 5, 2005 among various financial institutions as lenders, including Bank of America, N.A., JPMorgan Chase Bank, National Association, The Bank of New York, Citizens Bank of Massachusetts, KeyBank National Association and Union Bank of California, N.A., as co-agents, and TJX.

10.2	5-Year Revolving Credit Agreement dated May 5, 2005 among various financial institutions as lenders, including Bank of America, N.A., JPMorgan Chase Bank, National Association, The Bank of New York, Citizens Bank of Massachusetts, KeyBank National Association and Union Bank of California, N.A., as co-agents, and TJX.

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